UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 5, 2007

EQUITABLE RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

1-3551	25-0464690
(Commission File Number)	(IRS Employer Identification No.)

225 North Shore Drive, Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-5700

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Effective December 5, 2007, the Board of Directors of Equitable Resources, Inc. (the “Company”) approved amendments to Article IV of the Company’s By-Laws to: (i) make indemnification of non-Director and non-officer employees mandatory where such persons acted in good faith and in a manner that they reasonably believed to be in, or not opposed to, the best interest of the Company, (ii) make indemnification of non-employee agents permissive, and (iii) make other procedural and administrative changes and clarifications.

Clean and marked versions of the complete text of the Company’s By-Laws, as amended and restated effective December 5, 2007, are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Equitable Resources, Inc. Amended and Restated By-Laws (Amended through December 5, 2007).
3.2*	Equitable Resources, Inc. Amended and Restated By-Laws (Amended through December 5, 2007) (Marked Version).

*Exhibit 3.2 is provided solely for the purpose of showing the amendments described in Item 5.03. New text is underlined, and deleted text is stricken.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and
Chief Financial Officer

Date: December 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Equitable Resources, Inc. Amended and Restated By-Laws (Amended through December 5, 2007).
3.2*	Equitable Resources, Inc. Amended and Restated By-Laws (Amended through December 5, 2007) (Marked Version).

*Exhibit 3.2 is provided solely for the purpose of showing the amendments described in Item 5.03. New text is underlined, and deleted text is stricken.